Employee Benefits Expense (Schedule of Employee Benefits Expense) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017
Employee Benefits Expense [abstract]
Salaries and wages	$ 16,461	$ 15,790
Stock-based compensation (including equity-settled RSUs & PSUs), net of change in management estimate	957	742
Medical, dental and insurance	415	346
Pension costs	326	270
Stock-based compensation - DSUs	(676)	950
Other	374	399
Total	$ 17,857	$ 18,497